SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 2001


                          COOPERATIVE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)


      North Carolina                     0-24626                56-1886527
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(State or other jurisdiction          (Commission             (I.R.S. employer
      of incorporation)               file number)          identification no.)



               201 Market Street, Wilmington, North Carolina 28401
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 22, 2001, the Registrant issued a press release reporting earnings for the quarter and nine months ended September 30, 1001. A copy of the press release and related financial tables are attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibit is filed herewith.

         (a)      Exhibits.

                  99.1     Press Release dated October 22, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COOPERATIVE BANKSHARES, INC.



                                      By: /s/ Frederick Willetts
                                          --------------------------------------
                                          Frederick Willetts, III, President



Date: October 22, 2001